Exhibit 10.1


                              HC INNOVATIONS, INC.

              SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SECURITIES

         HC INNOVATIONS, INC., a Delaware corporation (the "COMPANY"), is offering (this "OFFERING") for sale to "ACCREDITED INVESTORS" as the term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"), up to $7,000,000 of its (a) Twelve-Month 10% Secured Convertible Notes (collectively, the "Notes") and (b) warrants (collectively, the "Warrants") to purchase shares of the Company's Common Stock, $0.001 par value per share ("Common Stock").

         WHEREAS, the Company issued two (2) promissory notes to investors in October 2007 ("October Investors"), each promissory note in the principal face amount of $500,000 ("October Notes"). A copy of the September Notes are attached hereto on Schedule I; and

         WHEREAS, in connection with the Offering, the Company and the October Investors agreed to tender the outstanding principal balance plus accrued interest under the October Notes as consideration to purchase the Notes and Warrants being offered and sold in the Offering.



                             SUBSCRIPTION PROCEDURES

         (a) The undersigned hereby subscribes to purchase [$____________] prinicpal amount of the Notes and Warrants to purchase ___ shares of Common Stock (the "SUBSCRIPTION AMOUNT").

         (b)      To subscribe, the undersigned must:

                  (i)      complete and sign this Subscription Agreement;

                  (ii)     complete  and  sign  the  accompanying   Confidential
                           Prospective Purchaser Questionnare; and

                  (iii) complete and sign the accompanying Registration Rights Agreement, (Subscription Agreement, together with the Confidential Prospective Purchaser Questionnare and the Registration Rights Agreement collectively referred to as the "SUBSCRIPTION DOCUMENTS"); and

                  (iv)     complete and sign the accompanying Note.

         return the completed and signed Subscription Documents on behalf of the Company at the following address:

                               Gersten Savage LLP
                         600 Lexington Avenue, 9th Floor
                             New York, NY 10022-6018
                            Attn: Peter Gennuso, Esq.

                  (iv) Deliver to the Company, a check payable to "HC Innovations, Inc." for an amount equal to the aggregate principal amount of Note subscribed for in this offering (the "Subscription Amount").




                              Or wire the funds to:

                           Citibank F.S.B Connecticut
                                 1275 Post Road
                               Fairfield, CT 06824
                                 ABA# 221172610
                                 Acct# 45342661
                                   Account of:
                              HC Innovations, Inc.

         (c) Unless terminated sooner by the Company, in its sole discretion, the Offering is scheduled to terminate on December 31, 2007, 5:00 p.m., New York time and in the Company's sole discretion without notice may be extended until February 28, 2008 (the "OFFERING PERIOD").

         (d) The Company will hold a closing on and issue the Notes and Warrants upon the receipt and acceptance of the Subscription Documents and the Subcription Amount (each a "CLOSING"). The date of each such Closing is referred to herein as the Closing Date.

         (e) All subscription proceeds will be immediately available to the Company. In the event that an investor's subscription is rejected by the Company, or this Offering is terminated for any reason without a closing, subscription proceeds will be promptly refunded without interest thereon or deduction therefrom.

         PROSPECTIVE INVESTORS SHOULD RETAIN THEIR OWN PROFESSIONAL ADVISORS TO REVIEW AND EVALUATE THE ECONOMIC, TAX, AND OTHER CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

THE  SECURITIES  OFFERED  HEREBY,  HAVE NOT BEEN  FILED  OR  REGISTERED  WITH OR
APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF


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THIS  OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE  OFFERING  MATERIALS.  ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND UP TO THIRTY-FIVE NON-ACCREDITED INVESTORS. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.


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                              NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE UNDERSIGNED ACKNOWLEDGES THAT NEITHER (a) THE NOTE AND THE WARRANT OFFERED HEREBY NOR (b) THE COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE NOTES NOR (c) THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS ARE REGISTERED UNDER THE ACT, OR THE SECURITIES LAWS OF ANY STATE, THAT ABSENT AN EXEMPTION FROM REGISTRATION CONTAINED IN THOSE LAWS, THE ISSUANCE AND SALE OF SUCH NOTES OR WARRANTS, AS APPLICABLE, WOULD REQUIRE REGISTRATION, AND THAT THE COMPANY'S RELIANCE UPON SUCH EXEMPTION IS BASED UPON THE UNDERSIGNED'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS CONTAINED IN THE OFFERING MATERIALS (AS DEFINED BELOW).

         1.       The undersigned represents, warrants, and agrees as follows:

         (a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

         (b) The undersigned has carefully read this Subscription Agreement, the Note, the Warrant, the Security Agreement, the Confidential Prospective Purchaser Questionnaire, and the Registration Rights Agreement (collectively the "OFFERING MATERIALS"), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that the undersigned fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with the undersigned's counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set


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

forth in the Offering Materials and the undersigned's own independent investigation. The undersigned acknowledges that the undersigned has received no representations or warranties from the Company or its employees, director, or agents in making this investment decision other than as set forth in the Offering Materials.

         (c) The undersigned is aware that the purchase of the Notes and Warrants is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment.

         (d) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Notes and Warrants for investment, or any recommendation or endorsement of this Offering of the Notes.

         (e) The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Note, the Warrant, and the Common Stock issuable upon conversion and/or exercise of the Notes and Warrant, as the case may be. The undersigned is not registered as a broker or dealer under Section 15(a) of the 1934 Act, affiliated with any broker or dealer registered under Section 15(a) of the 1934 Act, or a member of the National Association of Securities Dealers, Inc.

         (f) Each of this Agreement and the Offering Materials have been duly and validly authorized, executed and delivered on behalf of the undersigned and is a valid and binding agreement of the undersigned enforceable against the undersigned in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The undersigned has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Offering Materials and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

         (g) The execution, delivery and performance of this Agreement and the Offering Materials by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the undersigned, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the undersigned is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the undersigned.


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

         (h) The undersigned understands that there is no public trading market for the Notes or Warrant, that none is expected to develop, and that the Notes and Warrant must be held indefinitely unless and until such Notes and the Warrant, or if applicable, the Common Stock issuable upon conversion and/or exercise of the Notes and Warrants, as the case may be, are registered under the 1933 Act or an exemption from registration is available. The undersigned has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.

         (i) The undersigned understands that the Note and the Warrant are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the Undersigned to acquire the Note and the Warrant, and the Common Stock issuable upon conversion and/or exercise of the Notes and Warrants, as the case may be.

         (j) The undersigned is purchasing the Note and Warrant for the undersigned's own account, with the intention of holding the Note and Warrant, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Note or Warrant, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

         (k) The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Note and the Warrant. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

         (l) The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Note and Warrant indefinitely or to afford a complete loss of the undersigned's investment in the Notes.

         (m) The undersigned represents that the undersigned's overall commitment to this investment is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Note and Warrant will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Note and Warrant are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Note and Warrant for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation,


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

or settlement of any loan obtained by the undersigned for the acquisition of the Note and Warrant, and for which such Note and Warrant may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer, or assign this Agreement.

         (n) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

         (o)      FOR  PARTNERSHIPS,  CORPORATIONS,  TRUSTS,  OR OTHER  ENTITIES
ONLY: If the undersigned is a partnership,  corporation, trust, or other entity,
(i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Notes and Warrants, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

         (p) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

         (q) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note and Warrant.

         (r) The undersigned acknowledges that the certificates for the securities comprising the Note and Warrant, and the Common Stock issued upon conversion and/or exercise of the Note and Warrant, as the case may be, which the undersigned will receive will contain a legend substantially as follows:

         "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
         AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION


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

         STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

         (s) The undersigned agrees that it will neither sell the Company's stock short nor direct, instruct or otherwise influence any of its affiliates, principals or advisors to sell the Company's stock short.

         The undersigned further acknowledges that (i) if the Company's Notes or Warrants become publicly traded, any necessary stop transfer orders will be placed upon the Company's Notes and Warrants, as applicable, in accordance with the Act, and (ii) the Company is under no obligation to aid the undersigned in obtaining any exemption from the registration requirements.

         2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Offering Materials.

         3. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials. Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. In addition, the undersigned's representations, warranties, and indemnification contained herein shall survive the undersigned's purchase of the Note and Warrant hereunder. The undersigned specifically acknowledges that he has reviewed the risks set forth in the Offering Materials, as well as the financial statements included therein.

         4.       The Company represents, warrants, and agrees as follows:

         (a) That it has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and is in good standing and qualified to do business in every foreign jurisdiction where such qualification is required except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect").

         (b) That it has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein.


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         (c)      That the securities  offered hereby are being offered pursuant to an exemption from the registration requirements of the Act and applicable state securities laws for nonpublic offerings.

         (d) Since the filing of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and has filed a Registration Statement on Form SB-2, declared effective by the SEC on October 24, 2007 (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). To the Company's knowledge, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) No representation or warranty by the Company in this Agreement, nor in any certificate, schedule, document, exhibit or other instrument delivered or to be delivered pursuant to this Agreement or otherwise in connection with the transactions contemplated by the Offering Documents, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading or necessary to in order fully and fairly to provide the information required to be provided in any such certificate, schedule, document, exhibit or other instrument. To the knowledge of the Company at the time of the execution of this Agreement, there is no information concerning the Company which has not heretofore been disclosed to the undersigned (or disclosed in the Company's SEC Documents) that would have a Material Adverse Effect.

         (f) The Company currently maintains a key man life insurance policy on David Chess, its Chief Executive Officer, with $5 million of coverage ("$5 Million Key Man Policy"). In connection with the transactions contemplated herein, the Company agrees that within ninety (90) days from the first Closing, it shall obtain an additional key man life insurance policy on David Chess such that the aggregate amount of insurance covering David Chess is no less than $7 million ("Additional Key Man Policy"). Further, within fifteen (15) business days from the first Closing, the Company shall provide for appropriate collateral assignments of the $5 Million Key Man Policy, naming the undersigned as assignee, and any collateral assignment shall be only to the extent of the undersigned's investment in the Note and Warrant. Additionally, within fifteen
(15) business days from the securing the Additional Key Man Policy, the Company shall provide for appropriate collateral assignments of the Additional Key Man Policy, naming the undersigned as assignee, and any collateral assignment shall be only to the extent of the undersigned's investment in the Note and Warrant.


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         (g)      The  Company's  representations,  warranties,  and  agreements contained herein shall survive the undersigned's purchase of the Note and Warrant hereunder and shall remain in force and effect until the complete conversion of the Note and complete exercise of the Warrant.

         5. The undersigned agrees and acknowledges that the Company has the right to utilize the services of a placement agent and if utilized, may receive a cash commission, at a rate that is compatible with industry standards, from the Notes sold by such placement agent.

         6. The undersigned's rights to have the shares of Company's Notes issuable under the Offering Materials and the shares of Company's Common Stock issuable upon conversion and/or exercise of the Note and Warrant, as the case may be, registered are set forth in a separate Registration Rights Agreement of even date herewith by and among the Company and the holders of the Note and Warrant.

         7. The proceeds to the Company from the sale of the Notes shall be used for working capital and general corporate purposes. The Company will not incur new lines of credit, credit facilities or otherwise incur any additional indebtedness without the consent of the undersigned, which consent may be withheld in the sole discretion of the undersigned; provided, however, that such prohibition shall not apply to the Qualified Financing, and trade payables incurred in the ordinary course of business. As of the date hereof, the approximate amount of the Company's existing secured debt is scheduled below.

   Secured Debt:
   Citibank SBA Loan - $ 40,000
   Citibank LOC      - $ 50,000
   Peoples Bank LOC  - $150,000
                       --------
         Total         $240,000

         8. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         9. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely express their agreement.

         10. This Subscription Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

         11. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

         12. If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

         13. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the Company and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

                ALL SUBSCRIBERS MUST COMPLETE A COPY OF THIS PAGE


                           --------------------------
                           (Print Name of Subscriber)

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of ________, 200_.

                  Notes and Warrant Subscription Amount $______

         1.       |__|     Individual

         2.       |__|     Joint Tenants with Right of Survivorship

         3.       |__|     Community Property

         4.       |__|     Tenants in Common

         5.       |__|     Corporation/Partnership

         6.       |__|     IRA of________________

         7.       |__|     Trust

                           Date Opened ___________

         8.       |__|     As A Custodian For________________

                           Under the Uniform Transfer to Minors Act of the

                           State of ___________

         9.       |__|     Married with Separate

                           Property

         10.      |__|     Keogh of ____________

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON


         --------------------------------------------------------------
                     Exact Name in Which Title is to be Held


         --------------------------------------------------------------
                                  (Signature)


         --------------------------------------------------------------
                               Name (Please Print)


         --------------------------------------------------------------
                       Title of Person Executing Agreement


         --------------------------------------------------------------
                           Address: Number and Street


         --------------------------------------------------------------
                  City                State           Zip Code


         --------------------------------------------------------------
                             Social Security Number


         Accepted this ___ day of _____, 200_, on behalf of HC INNOVATIONS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                 EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION,
                              PARTNER, TRUST, ETC.


         --------------------------------------------------------------
                     Exact Name in Which Title is to be Held


         --------------------------------------------------------------
                                   (Signature)


         --------------------------------------------------------------
                               Name (Please Print)


         --------------------------------------------------------------
                       Title of Person Executing Agreement


         --------------------------------------------------------------
                           Address: Number and Street


         --------------------------------------------------------------
                  City                State           Zip Code


         --------------------------------------------------------------
                            Tax Identification Number


         Accepted this ___ day of _______, 200_on behalf of HC INNOVATIONS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   Schedule I




























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